SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K



                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): May 26, 1994


                              COMSAT Corporation
                              ------------------
            (Exact name of Registrant as specified in Charter)


  District of Columbia           1-4929             52-0781863
  --------------------           ------             -----------
(State or other juris-        (Commission         (IRS Employer
diction of incorporation      File Number)        Identification
                                                  Number)


 6560 Rock Spring Drive,    Bethesda, MD              20817
 ---------------------------------------              -----
 (Address of principal executive offices)            Zip Code


Registrant's telephone number, including area code   (301) 214-3000


                               Not applicable.
                               --------------
      (Former name or former address, if changed since last report).

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Item 5.  Other Events

     Attached to this report as Exhibit 20, and incorporated by reference in this item, is a Press Release of the Corporation, distributed on May 26, 1994, announcing the fraction of a share of the Corporation's common stock expected to be exchanged for a share of common stock of Radiation Systems, Inc. ("RSi") if the Corporation's acquisition of RSi is approved by RSi stockholders at a special meeting on June 3, 1994.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits (listed according to the number assigned in Item 601 of Regulation S-K).

Exhibit No.                        Description
- -----------                        -----------
     20                  Press Release dated May 26, 1994.

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                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              COMSAT Corporation




                         By:   /s/ Allen E. Flower
                             -------------------------
                              Allen E. Flower
                              Controller


Date: May 27, 1994

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                               EXHIBIT INDEX



Exhibit No.                Description                      Page


  20              Press Release dated May 26, 1994.         5



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
EXHIBIT 20

NEWS RELEASE                  FROM:     COMSAT Corporation
                                        6560 Rock Spring Drive
                                        Bethesda, MD 20817
                              PHONE:    301 214 3658
                              FAX:      301 214 7130
                              DATE:     May 26, 1994


             COMSAT, RADIATION SYSTEMS, INC. ANNOUNCE
              CONVERSION FRACTION FOR SHARES OF RSi

     BETHESDA, Md. and STERLING, Va. -- COMSAT Corporation

(NYSE:CQ) and Radiation Systems, Inc. (NASDAQ:RADS) announced today that if COMSAT's acquisition of RSi is approved by stockholders of RSi at a special meeting June 3, then each share of Radiation Systems common stock outstanding on that day will be converted into 0.780 shares of COMSAT common stock.

     According to the COMSAT-RSi merger agreement, a share of RSi common stock -- upon the consummation of the merger -- will be converted into a fraction of a share of COMSAT common stock determined by dividing

$18.25 by the average closing price of COMSAT common stock on the New York

Stock Exchange composite tape during the 20 trading days that ended today.

However, the merger agreement provides that in no event would a share of RSi common stock be converted into less than 0.638 or more than 0.780 shares of

COMSAT common stock.

     The average closing price of a share of COMSAT common stock during the 20 trading days that ended today (May 26), five business days before the

RSi stockholders meeting, is $22.29.  Because $18.25 divided by the average price is greater than 0.780, the conversion fraction will be 0.780.


                                 (more)

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CONVERSION -- page two                                              5/26/94

     As previously announced, COMSAT and RSi intend to close the merger on June 3 if it is approved by RSi stockholders and all other conditions are satisfied.  The special meeting of RSi stockholders will be held at the Holiday Inn Washington-Dulles in Sterling, Va., at 10 a.m.

     Radiation Systems, Inc. designs, manufactures and installs a broad range of antenna turnkey systems and components for radarm, air traffic control, tactical military, satellite communications, wireless and other specialized uses throughout the world.

     COMSAT Corporation is an international communications, information and entertainment-distribution services company.  It provides voice, video and data services to customers worldwide by fixed and mobile technologies and is the largest owner and user of the global INTELSAT and Inmarsat communications satellite networks.  COMSAT Corporation also furnishes satellite systems integration, wireless networks and technical consulting;

offers on-demand entertainment and information services to the hospitality industry, and owns the NBA Denver Nuggets.


                                 # # #


COMSAT CONTACTS:
- ----------------
Joe Tomkowicz       News Media
                    COMSAT Corporation         (301) 214-3658

Mike Troiano        Investor Relations
                    COMSAT Corporation         (301) 214-3244

Mark Funston        Radiation Systems, Inc.    (703) 450-5680

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